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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
USANA Health Sciences, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3838 West Parkway Boulevard
Salt Lake City, Utah 84120-6336
(801) 954-7100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
TO BE HELD JULY 15, 2002

Dear Shareholder:

        You are invited to attend the Annual Meeting of the Shareholders of USANA Health Sciences, Inc., to be held at the corporate headquarters, 3838 West Parkway Boulevard, Salt Lake City, Utah on Monday, July 15, 2002, at 11:00 a.m., Mountain Daylight Time. At the meeting, shareholders will be asked to vote on the following matters:

  1.
  Election of six directors to serve for one year each, until the next Annual Meeting of Shareholders and until a successor is elected and shall qualify;

  2.
  Ratification of the Board of Directors' selection of Grant Thornton LLP as USANA's independent public accountants;

  3.
  Approval of the 2002 USANA Health Sciences, Inc. Stock Option Plan adopted by the Board of Directors;

  4.
  Any other matters that properly may come before the meeting or at any postponement or adjournment thereof.

        The Board of Directors has fixed the close of business on May 20, 2002, as the record date for the determination of shareholders having the right to receive notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders entitled to receive notice and to vote at the meeting will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of USANA at 3838 West Parkway Boulevard, Salt Lake City, Utah, during the 10 days prior to the meeting.

        Whether or not you are able to attend the Annual Meeting, we urge you to sign and date the enclosed proxy card and to return it promptly in the enclosed envelope. If you do attend the Annual Meeting, you may withdraw your prior vote or proxy and vote personally on any matters brought properly before the meeting. USANA will pay all expenses of the meeting, including the cost of printing and mailing the proxy statement and other materials and the solicitation process.

By Order of the Board of Directors,

/s/ Gilbert A. Fuller Gilbert A. Fuller, Corporate Secretary
Salt Lake City, Utah June 1, 2002

USANA HEALTH SCIENCES, INC.
ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
QUESTIONS AND ANSWERS
PROPOSAL #1: ELECTION OF DIRECTORS
PROPOSAL #2: APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL #3: APPROVAL OF 2002 STOCK OPTION PLAN
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
COMMON STOCK OWNERSHIP
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
ANNUAL REPORT
APPENDIX A: 2002 STOCK OPTION PLAN

QUESTIONS AND ANSWERS

Why did I receive this proxy statement?    We have sent you this Notice of Annual Meeting of Shareholders (the "Annual Meeting") and Proxy Statement and proxy or voting instruction card because the USANA Board of Directors is soliciting your proxy to vote at our Annual Meeting on July 15, 2002. The Proxy Statement contains information about matters being voted on at the Annual Meeting and information about us.

Who is entitled to vote?    You may vote if you owned common stock as of the close of business on May 20, 2002. On May 15, 2002, there were 9,595,737 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?    Each share of common stock that you own entitles you to one vote.

What am I voting on?    You will be voting:

  •
  To elect six Directors;

  •
  To ratify the Board of Directors' selection of Grant Thornton LLP as our independent public accountants;

  •
  To approve the 2002 USANA Health Sciences, Inc. Stock Option Plan adopted by the Board of Directors; and

  •
  To transact any other business which may properly come before the Annual Meeting.

How do I vote?    You can vote in the following ways:

  •
  By Mail:    If you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

  •
  At the Annual Meeting:    If you are planning to attend the Annual Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. If your shares are held in street name, you need to bring an account statement or letter from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on May 20, 2002, the record date for voting. Even if you plan to be present at the meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy.

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?    Your shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If no direction is indicated, your shares will be voted FOR the election of the nominees for Director, FOR Proposal 2, FOR Proposal 3 and, with respect to any other matter that may properly come before the Annual Meeting, at the discretion of the proxy holders.

May I change my vote after I return my proxy card or voting instruction card?    You may change your vote at any time before it is exercised in one of three ways:

  •
  Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

  •
  Submit another proxy card (or voting instruction card if you hold your shares in street name) with a later date; or

  •
  Vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?    It means that you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your shares by returning all proxy and voting instruction cards you receive.

What constitutes a quorum?    The presence of the holders of a majority of the shares entitled to vote at the Annual Meeting constitutes a quorum. Presence may be in person or by proxy. Therefore, you will be considered part of the quorum if you return a signed and dated proxy or voting instruction card or if you attend the Annual Meeting. Abstentions and broker non-votes are counted as shares present at the meeting for purposes of determining whether a quorum exists but not as shares cast for any proposal. Because abstentions and broker non-votes are not treated as shares cast, they would have no impact on Proposals 1, 2 or 3.

What vote is required in order to approve each proposal?    The required vote is as follows:

  •
  Election of Directors:    The election of the nominees requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy will be voted for another person as shall be designated by the Board of Directors to replace the nominee, or in lieu thereof, the Board may reduce the number of directors.

  •
  Ratification of Selection of Independent Public Accountants:    Ratification of the Board of Directors' selection of Grant Thornton LLP as our independent public accountants requires the affirmative vote of a majority of the shares cast at the Annual Meeting. If the shareholders do not ratify the appointment of Grant Thornton LLP, the Board of Directors may reconsider the appointment.

  •
  Approval of Adoption of the 2002 Stock Option Plan:    Shareholder approval of the 2002 Stock Option Plan requires the affirmative vote of a majority of the shares cast at the Annual Meeting. If the shareholders do not approve the plan, the Board of Directors or its appointed administrator of the plan may be limited in the type of awards that may be made under the plan or the Board of Directors may reconsider the adoption of the plan.

How will voting on any other business be conducted?    We do not know of any business or proposals to be considered at the Annual Meeting other than those described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter according to their best judgment.

Who will count the votes?    Investor Communications Services will tabulate the votes received prior to the Annual Meeting. Representatives of USANA will act as the inspectors of election and will tabulate the votes cast at the Annual Meeting.

Who pays to prepare, mail and solicit the proxies?    We will pay all of the costs of soliciting proxies. We will ask banks, brokers and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority of executed proxies. We will reimburse them for their reasonable expenses.

How do I submit a shareholder proposal for next year's Annual Meeting?    Any shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders must deliver the proposal to the Corporate Secretary, c/o USANA Health Sciences, Inc., 3838 West Parkway Blvd., Salt Lake City, Utah 84120, not later than December 16, 2002, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

Who should I call if I have questions?    If you have questions about the proposals or the Annual Meeting, you may call Cindy England, USANA Investor Relations, at (801) 954-7100.

PROPOSAL #1—ELECTION OF DIRECTORS

        USANA's Bylaws provide that the shareholders or the Board of Directors shall determine the number of directors from time to time, but that there shall be no less than three. The Board of Directors currently has six members and all six directors will stand for re-election at the Annual Meeting. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Election of each of the nominees will require the affirmative vote in person or by proxy of a plurality of the votes cast at the Annual Meeting. The Board of Directors unanimously recommends a vote FOR each director nominee.

Director Nominees

        The nominees to the Board of Directors in 2002 are Robert Anciaux, Jerry G. McClain, Ronald S. Poelman, Denis E. Waitley, Ph.D., David A. Wentz and Myron W. Wentz, Ph.D. All of these nominees currently serve as members of the Board of Directors. The following information is furnished with respect to these nominees.

        Robert Anciaux, 56, has served as a director of USANA since July 1996. Since 1990 he has been the Managing Director of S.E.I. s.a., a consulting and investment management firm in Brussels, Belgium. From 1982 to 1990, Mr. Anciaux was self-employed as a venture capitalist in Europe, investing in various commercial, industrial and real estate venture companies. In some of these privately held companies Mr. Anciaux also serves as a director. Mr. Anciaux received an Ingenieur Commercial degree from Ecole de Commerce Solvay Universite Libre de Bruxelles.

        Jerry G. McClain, 61, has served as a director of USANA since June 2001. Mr. McClain has been the Chief Financial Officer of Cerberian, Inc., a privately held company established in August 2000 and headquartered in Salt Lake City, Utah. From 1998 to 2000, Mr. McClain was the Chief Financial Officer and Sr. Vice President of Assentive Solutions, Inc., a company he also co-founded. From 1997 to 1998, Mr. McClain was the Chief Financial Officer for the Salt Lake Organizing Committee for the 2002 Winter Olympic Games. Before 1997, Mr. McClain served as a key financial advisor to many companies as a Senior Partner of Ernst & Young LLP, where for 35 years he served in several cities throughout the world. Mr. McClain is a CPA and a graduate from the University of Southern Mississippi and Oklahoma State University where he received a B.S. in accounting and an M.B.A. respectively.

        Ronald S. Poelman, 48, has served as a director of USANA since 1995. Since 1994, he has been a partner in the Salt Lake City, Utah law firm of Jones, Waldo, Holbrook & McDonough, where he is head of the Corporate Finance Group. Mr. Poelman began his legal career in Silicon Valley in California, and has assisted in the organization and financing of numerous companies over the past 20 years. Mr. Poelman received a B.A. in English from Brigham Young University and a J.D. from the University of California, Berkeley.

        Denis E. Waitley, Ph.D., 68, has served as a director of USANA since May 2000. Dr. Waitley has served as a consultant to and a spokesperson for USANA since September 1996. Since 1980, Dr. Waitley has been President of the Waitley Institute, a corporate leadership-training firm he founded to provide professional and personal development skills for business executives. Dr. Waitley also serves as President of International Learning Technologies, Inc., a company he founded in 1989 that produces educational audio/visual materials for companies and individuals. During the 1980's, Dr. Waitley served as Chairman of Psychology for the U.S. Olympic Committee's Sports Medicine Council, responsible for the performance enhancement of all American Olympic athletes. He is the author of several national best selling non-fiction books and audio programs on personal excellence. Dr. Waitley received a B.S. from the U.S. Naval Academy at Annapolis, an M.A. in Organizational Development from the Naval Post Graduate School in Monterey, California and a Ph.D. in Human Behavior from La Jolla University.

        David A. Wentz, 31, joined USANA as a part-time employee in 1992. He has been a full-time employee of USANA since March 1994 and a member of USANA's Board of Directors since 1993. Mr. Wentz was appointed to the position of Executive Vice President of USANA in October 2001. He served as the Senior Vice President of Strategic Development from June 1999 to October 2001 and as the Vice President of Strategic Development from August 1996 to June 1999. Mr. Wentz received a B.S. degree in Bioengineering from the University of California, San Diego. Mr. Wentz is the son of Dr. Wentz.

        Myron W. Wentz, Ph.D., 61, founded USANA in 1992 and has served as the President, Chief Executive Officer and Chairman of the Board of USANA since its inception. In 1974, Dr. Wentz founded Gull Laboratories, Inc., a developer and manufacturer of medical diagnostic test kits and the former parent of USANA. Dr. Wentz served as Chairman of Gull from 1974 until 1998. In 1998, Dr. Wentz founded Sanoviv, S.A. de C.V. ("Sanoviv"), a health and wellness center located near Rosarito, Mexico. From 1969 to 1973, Dr. Wentz served as Director of Microbiology for Methodist Medical Center, Proctor Community Hospital, and Pekin Memorial Hospital, all of which are located in Peoria, Illinois. Dr. Wentz received a B.S. in Biology from North Central College, Naperville, Illinois, a M.S. in Microbiology from the University of North Dakota, and a Ph.D. in Microbiology with an emphasis in Immunology from the University of Utah.

Compensation of Directors

        Non employee directors are paid a fixed fee of $5,000 per year. We also reimburse all directors for their out-of-pocket expenses incurred in connection with their services as directors.

        At the time of their initial appointment to the Board of Directors, Ronald Poelman and Robert Anciaux each received an initial grant of options to purchase 125,000 shares of common stock pursuant to the 1995 Directors' Stock Option Plan ("Directors' Plan"). The options vested at the rate of 25,000 shares per year for five years, so long as the recipient remained a director of USANA. The exercise price of the options was the fair market price of USANA's common stock on the date of grant, determined as provided in the Directors' Plan.

        In June 1998, the Board of Directors adopted and the stockholders approved the combination of the Directors' Plan with USANA's incentive and stock option plan into a single stock option plan. New directors elected commencing in June 1998 received options granted under that plan as determined by the Executive Committee, which administers the plan.

        USANA has purchased insurance against obligations it might incur as a result of its indemnification of officers and directors for certain liabilities they might incur, and insuring such officers and directors for additional liabilities against which they might not be indemnified by USANA. The policy also provides insurance for our own liabilities in certain circumstances. The cost for the annual insurance premiums covering the period ending October 10, 2002 was approximately $139,000 Our bylaws provide that USANA will indemnify its directors and officers to provide the full indemnity protection authorized by Utah law.

        On January 30, 2002, options were granted under the 2002 Stock Option Plan to all of the directors except Dr. Wentz. See "Proposal #3—Approval of 2002 Stock Option Plan, Awards in 2002" at page 12 for a description of the grants made after the year ended December 29, 2001 to directors and others under the new stock option plan.

PROPOSAL #2—APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of USANA has selected Grant Thornton LLP as the independent public accountant to audit the financial statements of USANA and its subsidiaries for the fiscal year ending December 28, 2002. Grant Thornton LLP has served as USANA's independent public accountant since the fiscal year ended December 31, 1995.

        If the shareholders, by the affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting at the meeting, do not ratify the appointment of Grant Thornton LLP, the appointment of the independent auditors will be reconsidered by the Board. The Board of Directors unanimously recommends a vote FOR this proposal.

Background

        The Board of Directors has appointed Grant Thornton LLP, certified public accountants, as the independent auditors of USANA for the fiscal year ending December 28, 2002. Grant Thornton LLP has advised us that it has no direct or indirect financial interest in USANA or any of its subsidiaries, and that it has had, during the last three years, no connection with USANA or any of its subsidiaries other than as independent auditors and certain other activities as described below.

Financial Statements and Reports

        The financial statements of USANA for the year ended December 29, 2001, and report of the auditors will be presented at the Annual Meeting. Grant Thornton LLP will have a representative present at the meeting who will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

Services

        During 2001, Grant Thornton LLP provided services consisting of the audit of the annual consolidated financial statements of USANA, review of the quarterly financial statements of USANA, stand-alone audits of subsidiaries, foreign statutory reports, accounting consultations and consents and other services related to SEC filings and registration statements filed by USANA and its subsidiaries and other pertinent matters. Grant Thornton LLP also provided other consulting services to USANA in 2001 consisting primarily of tax consultation and related services.

Audit Fees

        The aggregate fees billed or expected to be billed by Grant Thornton LLP for professional services rendered for the audit of annual consolidated financial statements for the fiscal year ended December 29, 2001, and for the reviews of the condensed consolidated financial statements included in the quarterly reports of USANA on Form 10-Q for the fiscal year totaled $104,951. Audit-related services included fees for stand-alone audits of subsidiaries and foreign statutory reports.

Financial Information Systems Design and Implementation Fees

        Grant Thornton LLP did not perform any financial information systems design and implementation services for USANA for the fiscal year ended December 29, 2001.

All Other Fees

        The aggregate fees billed by Grant Thornton LLP for services rendered to USANA, other than the services described above under Audit Fees and Financial Information Systems Design and Implementation Fees, for the fiscal year ended December 29, 2001, totaled $64,938. Non-audit-related services consist primarily of tax consultation and related services.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Grant Thornton LLP's independence.

PROPOSAL #3—APPROVAL OF 2002 STOCK OPTION PLAN

        On January 19, 2002, the Board of Directors approved the 2002 Stock Option Plan. The Board has proposed the approval of the plan for a vote by our shareholders. The following is a summary of the material terms of the 2002 Plan. Because this is a summary it does not contain all of the provisions of the plan that may be of importance to you. You should read the plan carefully. A copy of the 2002 Plan is attached to this Proxy Statement as Appendix A. We have reserved 3,500,000 shares of common stock for issuance under the 2002 Plan.

General

        The 2002 Plan provides for the grant of incentive stock options and nonqualified stock options to employees, directors and consultants of USANA and its subsidiaries. Incentive stock options granted under the 2002 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonqualified stock options granted under the 2002 Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" on page 10 of this Proxy Statement for a discussion of the tax treatment of awards granted under the plan.

        On January 30, 2002, USANA granted nonqualified stock options under the plan to non-employee directors of the company for the purchase of a total of 280,000 shares of common stock. During the first quarter of 2002, the company granted incentive stock options to certain employees under the 2002 Plan for the purchase of a total of 1,395,000 shares of common stock, subject to stockholder approval of the 2002 Plan as more fully described below. See "Awards in 2002" on page 12 for additional information regarding the options granted under the new plan in 2002.

Purpose

        The 2002 Plan is intended to encourage employees and directors of USANA to acquire equity interests in USANA and to provide a means whereby these persons may develop a sense of proprietorship and personal involvement in the financial success of USANA, thereby encouraging them to devote their best efforts to the business of USANA. The 2002 Plan also is intended to enhance the ability of USANA to attract and retain the services of individuals who are essential for the progress, growth and profitability of USANA. All of the approximately 450 employees and directors of USANA and its subsidiaries are eligible to participate in the 2002 Plan, with awards made at the discretion of the Board of Directors, which administers the 2002 Plan.

Administration

        The Board of Directors administers the 2002 Plan. Subject to the provisions of the 2002 Plan, the Board of Directors has the power to construe and interpret the 2002 Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may become vested and be exercised, the exercise price, the type of consideration allowable as payment (where there is a purchase price for the award) and other terms of the award.

        The Board of Directors may delegate administration of the 2002 Plan to a committee composed of not fewer than two members of the Board. The committee will consist of at least of two or more outside directors, as that term is defined in Section 162(m) of the Code and the regulations thereunder, who are also non-employee directors, as that term is defined in Rule 16b-3 of the Exchange Act. As used in this discussion of the 2002 Plan, the Board refers to any committee of the Board so appointed as well as to the Board itself.

Stock Subject to Awards

        A total of 3,500,000 shares of common stock is reserved for issuance under the 2002 Plan. If awards granted under the 2002 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to those awards again become available for issuance under the 2002 Plan.

Eligibility

        Employees (including officers), directors and consultants of USANA and its subsidiaries are eligible to receive awards, except that only employees are eligible to receive incentive stock options. The 2002 Plan limits the value of incentive stock options that may be granted to a person during any calendar year under the 2002 Plan, consistent with the requirements of the Code applicable to incentive stock options. In addition, awards granted in connection with promotions or other incentives related to performance of the employee under the 2002 Plan are subject to limitations imposed by Section 162(m) of the Code.

Stock Options

        The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. The exercise price of options granted must be paid either (i) in cash at the time the option is exercised or (ii) by delivery of other common stock of USANA, or (iii) by promissory note in form acceptable to USANA, or (iv) from the proceeds of a sale through a broker of shares to which the exercise relates.

        Options may become exercisable (vest) in cumulative increments as determined by the Board. Typically, the outstanding options vest over periods ranging from three to six years from the date of grant during the participant's employment by, or service as a director or consultant to, USANA or a subsidiary, although different vesting schedules are permitted. The Board has the power to accelerate the time during which an option may vest or be exercised. The maximum term of options is 10 years. Unless otherwise stated in an option agreement, vested options will remain exercisable for 90 days after the participant terminates service with USANA or one of its subsidiaries.

Withholding

        To the extent permitted by the Board, a participant may satisfy any federal, state or local tax withholding obligation relating to the receipt of shares under an award by a cash payment upon exercise, by authorizing USANA to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock or by a combination of these means.

Restrictions on Transfer

        A participant may not transfer an incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of a participant, only the named participant may exercise an incentive stock option. The Board may grant awards, other than incentive stock options, that are transferable to the extent provided in the award agreement. Transfers of these awards are permitted by the participant to members of the participant's immediate family.

Adjustment Provisions

        If USANA is party to a transaction such as a merger, consolidation, reorganization, combination of shares, recapitalization or other change in the capital structure of USANA, partial or complete liquidation, stock dividend, issuance of a warrant or writ, stock split, or any other corporate transaction or event having an effect similar to any of the foregoing, the Board of Directors will adjust the kind and number of shares of common stock subject to the 2002 Plan, and outstanding awards will be adjusted as to the kind, number of shares and price per share of common stock subject to those awards.

Duration and Amendment

        The Board may suspend or terminate the 2002 Plan without shareholder approval or ratification at any time or from time to time. The 2002 Plan will continue in effect as long as any awards under it are outstanding; provided, however, that, to the extent required by the Code, no incentive stock options may be granted under the 2002 Plan on a date that is more than 10 years from the later of the date the 2002 Plan is adopted or the date the 2002 Plan is approved by the shareholders.

        The Board may also amend the 2002 Plan at any time or from time to time. The Board may submit amendments to the shareholders for their approval if deemed necessary or appropriate in its sole discretion.

Federal Income Tax Information

        The following is a brief summary of the federal income tax consequences of certain transactions under the 2002 Plan based on federal income tax laws in effect on January 1, 2002. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal income tax consequences to the employee or USANA may result depending upon other considerations not described below.

Incentive Stock Options

        Incentive stock options under the 2002 Plan are intended to be eligible for the favorable federal income tax treatment accorded incentive stock options under the Code.

        The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2002 Plan and all other such plans of USANA and its affiliates) may not exceed $100,000.

        There generally are no federal income tax consequences to the participant or USANA by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a sale of such stock will be a long-term capital gain or loss. Generally, if the participant sells the stock before the expiration of either of these holding periods (a disqualifying disposition), then at the time of sale the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, USANA generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonqualified Stock Options

        Nonqualified stock options granted under the 2002 Plan generally have the following federal income tax consequences:

        There are no tax consequences to the participant or USANA by reason of the grant of a nonqualified stock option. Upon exercise of the option, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the exercise price. With respect to employees, USANA generally is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, USANA generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon a sale of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the stock option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Different rules may apply to participants who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions

        Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that the compensation paid to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from USANA, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified performance-based compensation, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of outside directors and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Awards to purchase restricted stock will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of outside directors, (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount or formula used to calculate the amount payable upon attainment of the performance goal).

Awards in 2002

        On January 30, 2002, the Board of Directors approved the grant of options under the 2002 Plan, subject to shareholder approval of the 2002 Plan, to directors of the company, based on the time they had served as members of the Board. Each member of the Board abstained as to the approval of his own award. These grants were as follows:

  •
  Robert Anciaux, 90,000 shares at an exercise price of $1.47 per share

  •
  Jerry G. McClain, 40,000 shares at an exercise price of $1.47 per share

  •
  Ronald S. Poelman, 100,000 shares at an exercise price of $1.47 per share, and

  •
  Denis E. Waitley, 50,000 shares at an exercise price of $1.47 per share.

In addition, the Board granted an incentive stock option to David A. Wentz, a director and an executive officer of the company, for the purchase of 150,000 shares at an exercise price of $1.47 per share. In each of these option grants, the first vesting date is July 30, 2002, with additional shares vesting over a period of three to five years thereafter.

        On March 1, and March 13, 2002, the Board of Directors approved the grant of incentive stock options under the 2002 Plan for the purchase of a total of 1,245,000 shares of common stock, subject to shareholder approval of the 2002 Plan. These grants included grants to executive officers of the company as follows:

  •
  Gilbert A. Fuller, 170,000 shares at an exercise price of $1.65 per share, with the first block of shares vested at September 30, 2002 and additional shares vesting over a period of five years thereafter, and

  •
  John B. McCandless, IV, 180,000 shares at an exercise price of $1.65 per share with the first block of shares vested at September 30, 2002 and additional shares vesting over a period of five years thereafter.

        In 1995, the shareholders approved the adoption of two stock option plans, the 1995 Long-term Stock Investment and Incentive Plan and the Director Stock Option Plan. In 1998, the shareholders approved an amendment to these plans and their consolidation into a single plan (the "1998 Plan"). As of December 29, 2001, there were 2,009,500 shares remaining available for grants under the 1998 Plan. With the adoption of the 2002 Plan, the Board has determined that no new awards will be granted under the 1998 Plan following shareholder approval of the 2002 Plan. Additional awards may be made under the 2002 Plan during the remainder of the year ending December 28, 2002, although due to the discretionary nature of such awards, the exact dollar values and numbers of such awards cannot be determined at this time. USANA does not expect that additional stock-based awards will be granted to the named executive officers or directors during 2002. USANA expects to make additional awards to new and promoted employees other than executive officers during 2002 in amounts that have yet to be determined.

Recommendation of the Board

        The vote of a majority of the shares cast at the Annual Meeting is required to approve the 2002 Plan. If a majority of the shares cast do not approve the 2002 Plan, then the Board of Directors may reconsider adoption of the 2002 Plan or may proceed to make grants under the plan that do not require shareholder approval. The Board unanimously recommends that the shareholders vote FOR Proposal #3, the 2002 Stock Option Plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has established an Executive Committee and an Audit Committee. Subject to certain restrictions, the Executive Committee possesses and exercises the powers of the Board of Directors during the intervals between regular meetings of the Board. Among other things, the Executive Committee is responsible for and reviews and recommends to the Board of Directors the salaries, bonuses and other forms of compensation and benefit plans for management of USANA and administers USANA's stock option plans. The members of the Executive Committee are Dr. Myron W. Wentz, David A. Wentz and Ronald S. Poelman.

        Members of the Audit Committee are Robert Anciaux, Jerry G. McClain and Ronald S. Poelman. The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any other filing under the Securities Act of 1933 or under the Exchange Act, except to the extent USANA specifically incorporates this information by reference, and shall not otherwise be deemed filed under those acts.

        During the year ended December 29, 2001, the Board of Directors met in four regular meetings. No director attended fewer than 75% of these meetings. The Audit Committee met on one occasion and all of the committee's members attended that meeting.

REPORT OF THE AUDIT COMMITTEE

        The Directors who serve on the Audit Committee are all independent for purposes of the Rule 4200(a)(15) of The National Association of Securities Dealers' listing standards and National Market Marketplace Rules. That is, the Board of Directors has determined that none of us has a relationship to USANA that may interfere with our independence from USANA and its management.

        The Audit Committee operates under a written charter adopted by the Board of Directors, which has been filed with the Securities and Exchange Commission as an Appendix to USANA's 2001 Proxy Statement. All of the responsibilities enumerated in such charter were fulfilled for the year ended December 29, 2001.

        We have reviewed and discussed with management USANA's audited financial statements as of and for the year ended December 29, 2001. We have discussed with the independent auditors, Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from Grant Thornton LLP, required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors independence.

        Based on the activities referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in USANA's Annual Report on Form 10-K for the year ended December 29, 2001.

Members of the Audit Committee
Ronald S. Poelman, Chairman Robert Anciaux Jerry G. McClain

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

[Preliminary Note: Notwithstanding anything to the contrary set forth in any of the previous filings made by USANA under the Securities Act or the Exchange Act that might incorporate future filings, including, but not limited to, USANA's Annual Report on Form 10-K for the year ended December 29, 2001, in whole or in part, the following Executive Compensation Report and the Stock Performance Graph appearing herein shall not be deemed to be incorporated by reference into any such future filings.]

Compensation Policy

        The Board of Directors does not have a compensation committee. The Executive Committee of the Board of Directors functions in the capacity of a Compensation Committee and establishes the compensation of the executive officers and other key employees of USANA. The Executive Committee's policy with respect to executive compensation has been designed to:

  •
  Adequately and fairly compensate executive officers in relation to their responsibilities, capabilities and contributions to USANA and in a manner that is commensurate with compensation paid by companies of comparable size or industry;

  •
  Reward executive officers for the achievement of key operating objectives and for the enhancement of the long—term value of USANA; and

  •
  Align the interests of the executive officers with those of the shareholders.

        The components of compensation paid to executive officers consist of: (a) base salary, (b) incentive compensation in the form of stock options awarded under the Stock Option Plan and (c) certain other benefits. In 1998, the Committee adopted a cash bonus program as an additional component of executive compensation. A similar bonus program was adopted in 1999, 2000 and 2001; however, no bonus was paid under these programs for years after 1998. A cash bonus program has been adopted for 2002.

Components of Compensation

        The primary components of compensation paid to executive officers and senior management personnel, and the relationship of these components of compensation to USANA's performance, are discussed below:

  •
  Base Salary.  The Committee periodically reviews and approves the base salary paid to executive officers and members of the senior management team. Adjustments to base salaries are determined based upon a number of factors, including USANA's performance (to the extent such performance can fairly be attributed or related to each executive's performance), as well as the nature of each executive's responsibilities, capabilities and contributions. In addition, the Committee periodically reviews the base salaries of senior management personnel in an attempt to ascertain whether those salaries fairly reflect job responsibilities and prevailing market conditions and rates of pay. The Committee believes that base salaries for USANA's executive officers have historically been reasonable, when considered together with other elements of compensation (such as stock options and the bonus plans) in relation to its size and performance and in comparison with the compensation paid by similarly sized companies or companies within the industry.

  •
  Incentive Compensation.  As discussed above, a substantial portion of each executive officer's compensation package is in the form of incentive compensation designed to reward the achievement of key operating objectives and long—term increases in shareholder value. The Committee believes that the stock options granted under the Stock Option Plan reward executive officers only to the extent that shareholders have benefited from increases in the value of the common stock.

  •
  Other Benefits.  USANA maintains certain other plans and arrangements for the benefit of its executive officers and members of senior management. USANA believes these benefits are reasonable in relation to the executive compensation practices of other similarly sized companies or companies within the industry.

Compensation of the Chief Executive Officer

        Myron W. Wentz has served as the Chief Executive Officer of USANA since its inception. Dr. Wentz does not receive any compensation for his services and he has in the past declined to accept any options or other awards under any stock option or stock incentive plan that he might otherwise have been entitled to receive as an executive officer or director.

Respectfully submitted,
Dr. Myron W. Wentz David A. Wentz Ronald S. Poelman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Executive Committee of the board (which performs the function of the compensation committee) for the year ended December 29, 2001, was comprised of Dr. Myron W. Wentz, David A. Wentz and Ronald S. Poelman. Dr. Wentz has served as the Chief Executive Officer of USANA since its inception. David A. Wentz, who is the son of Dr. Wentz, is also a Named Executive Officer during 2001.

EXECUTIVE OFFICERS

        The executive officers of USANA at December 29, 2001 were:

Name	Position
Myron W. Wentz, Ph.D.	President, Chief Executive Officer, and Chairman of the Board
David A. Wentz	Executive Vice President and Director
Gilbert A. Fuller	Senior Vice President and Chief Financial Officer
John B. McCandless, IV	Senior Vice President and Chief Operating Officer

        Biographical information for Myron W. Wentz and David A. Wentz is included in the discussion concerning the nominees for director. The following information is provided regarding the other executive officers of USANA.

        Gilbert A. Fuller, 61, joined USANA in May 1996 as the Vice President of Finance. Mr. Fuller served in this role from May 1996 to June 1999, when he was appointed Senior Vice President. Mr. Fuller has been our Chief Financial Officer since October 1997. From January 1994 to May 1996, Mr. Fuller was the Executive Vice President of Winder Dairy, Inc., a regional commercial dairy operation. From May 1991 through October 1993, Mr. Fuller was Chief Administrative Officer and Treasurer of Melaleuca, Inc., a manufacturer and network marketer of personal care products. From July 1984 through January 1991, Mr. Fuller was the Vice President and Treasurer of Norton Company, a multinational manufacturer of ceramics and abrasives. Mr. Fuller is a Certified Public Accountant and received a B.S. in Accounting and an M.B.A. from the University of Utah.

        John B. McCandless, IV, 54, joined USANA in October 1995 as the Director of Scientific Operations and served as Vice President of Operations from June 1996 to June 1999, when he was appointed Senior Vice President. Mr. McCandless has been our Chief Operating Officer since October 1997. From October 1995 to June 1996, he was the Director of Scientific Operations of USANA. From January 1994 to October 1995, he was a consultant with Apogee Strategic Services. From September 1987 to December 1993, Mr. McCandless was the President of Utah Biomedical Testing Laboratory, where he supervised that company's business of contract research and scientific testing. He also served in managerial positions in toxicology at both Atlantic Richfield Company and Biodynamics, Inc. Mr. McCandless received a B.A. in Zoology from the University of California, Santa Barbara, an M.S. in Pathology from the University of Utah, and M.A. and M.B.A. degrees from The Claremont Graduate School in California.

EXECUTIVE COMPENSATION

        The following table summarizes the compensation of the Chief Executive Officer of USANA and our four most highly paid executive officers at December 29, 2001, other than the Chief Executive Officer, whose salary and bonus exceeded $100,000 during the year then ended (collectively the "Named Executive Officers") and the amounts earned by each of them during the past three fiscal years:

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
Position	Year	Salary		Bonus(1)		Other Annual Compensation(2)		Securities Underlying Options/SARs(3)
Myron W. Wentz, PhD(4) CEO and President	1999 2000 2001	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	0/0 0/0 0/0
David A. Wentz Executive Vice President	1999 2000 2001	$ $ $	81,978 99,402 103,982	$ $ $	25,478 — —	$ $ $	129,312 6,027 7,089	0/0 25,000/0 0/0
Gilbert A. Fuller Senior Vice President and Chief Financial Officer	1999 2000 2001	$ $ $	147,866 153,606 159,355	$ $ $	25,478 — —	$ $ $	9,726 8,382 7,720	0/0 25,000/0 0/0
John B. McCandless, IV Senior Vice President and Chief Operating Officer	1999 2000 2001	$ $ $	133,725 139,911 145,243	$ $ $	25,478 — —	$ $ $	52,636 10,847 10,465	0/0 205,000/0 0/0

(1)
Bonuses were paid to the Named Executive Officers in 1999 based upon the results of operations in 1998.

(2)
Includes the approximate value of executive's use of a company-owned car, employer's matching contribution to the executive's 401(k) plan, and the gain realized upon the exercise of stock options.

(3)
Shares subject to issuance upon exercise of options granted under a compensation plan. In August 2001, David A. Wentz and Gilbert A. Fuller agreed to the early termination of options for the purchase of a total of 200,000 shares of common stock at exercise prices ranging from $7.83 to $8.90 per share.

(4)
Dr. Wentz did not take any compensation for services provided to USANA in the years indicated.

OPTION GRANTS IN LAST FISCAL YEAR

        There were no stock option grants to the Named Executive Officers during the year ended December 29, 2001. During the year then ended, David A. Wentz and Gilbert A. Fuller consented to the cancellation of a total of 200,000 stock options previously granted and held, prior to expiration or exercise. There was no agreement that new options would be issued to replace those that were cancelled.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

        The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the year ended December 29, 2001, as well as the aggregate number and value of unexercised options held by all Named Executive Officers as of such date.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at 12/29/2001 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at 12/29/2001 Exercisable/Unexercisable(1)
David A. Wentz	—	$—	60,000 / 15,000	$0 / $0
Gilbert A. Fuller	—	$—	10,000 / 15,000	$0 / $0
John B. McCandless, IV	—	$—	190,000 / 15,000	$0 / $0

(1)
All options had an exercise price in excess of the market price of $1.26 at December 29, 2001 and were therefore not "in the money."

Employment Contracts and Other Arrangements

        The company has no employment agreements with any of the named executive officers.

Compensation Plans

        In 1995, the shareholders approved the adoption of two stock option plans, the 1995 Long-term Stock Investment and Incentive Plan and the Director Stock Option Plan. In 1998, the shareholders approved an amendment to these plans and their consolidation into a single plan (the "1998 Plan"). The total number of shares of common stock that may be issued upon exercise of awards granted under the 1998 Plan is 4,000,000 shares. As of December 29, 2001, there were remaining 2,009,500 shares available for awards under the 1998 Plan.

        In January 2002, the Board of Directors adopted the 2002 Plan. Option awards were granted under the 2002 Plan in January and March 2002. The Board is seeking shareholder approval of the 2002 Plan at the Annual Meeting. If the shareholders approve the adoption of the 2002 Plan, no additional awards will be made under the prior plan.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires USANA's officers and directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are also required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of the forms furnished to it, and representations made by certain persons subject to this obligation that such filings were not required to be made, USANA believes that all reports required by these individuals and persons under Section 16(a) were filed in 2001. The filing of all such reports was timely, with the exception of a report of Gull Holdings, Ltd. and Dr. Wentz in connection with the purchase of common stock, which was filed two months late.

COMMON STOCK OWNERSHIP

        The following table sets forth, as of May 15, 2002, the number of shares of common stock, par value $0.001, owned by 1) each person known to be the beneficial owner of more than 5% of the issued and outstanding common stock, 2) by the executive officers and directors of USANA individually, and 3) by the executive officers and directors as a group. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of common stock listed for such individual or entity as listed in the table. Unless otherwise indicated, the mailing address of the shareholder is the address of USANA, 3838 West Parkway Blvd., Salt Lake City, Utah 84120.

Name / Address	Number of Shares(1)	Percent of Class(2)
5% Beneficial Owners
Gull Holdings, Ltd. 4 Finch Road Douglas, Isle of Man	4,786,282	49.9%
Directors and Executive Officers
Myron W. Wentz, Ph.D.(3) President and Chief Executive Officer Chairman of the Board	4,786,282	49.9%
David A. Wentz,(4) Director and Executive Vice President	141,785	1.5%
Gilbert A. Fuller(5) Senior Vice President and Chief Financial Officer	15,661	*
John B. McCandless, IV(6) Senior Vice President and Chief Operating Officer	194,365	2.0%
Ronald S. Poelman, Director(7) 170 South Main Street, Suite 1500 Salt Lake City, Utah 84101	125,000	1.3%
Robert Anciaux, Director(7) S.E.I. s.a. Av Du Manoir 30 B-1410 Waterloo, Belgium	125,000	1.3%
Denis E. Waitley, Ph.D.(7) Box 197 Rancho Santa Fe, CA 92067	56,827	*
Jerry G. McClain(8) 13997 Minuteman Drive, Suite 140 Draper, UT 84020	100	*
Directors and Officers as a group (8 persons)	5,445,020	53.6%

*
Less than one percent.

(1)
All entries exclude beneficial ownership of shares issuable pursuant to options that have not vested or that are not otherwise exercisable as of the date hereof and which will not become vested or exercisable within 60 days of the date of this Proxy Statement.

(2)
Percentages rounded to nearest one—tenth of one percent. Percentages are based on 9,595,737 shares outstanding. Shares of common stock subjected to options that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)
All shares shown are held of record by Gull Holdings, Ltd., an Isle of Man company 100% owned by Dr. Wentz. Because of his control of Gull Holdings, Ltd, Dr. Wentz is deemed to be the beneficial owner of the shares owned of record by Gull Holdings, Ltd.

(4)
Includes 60,000 shares issuable pursuant to options which are presently exercisable or which become exercisable within 60 days of the date of this Proxy Statement, 78,100 shares held of record and 3,685 shares held in the executive's 401(k) account.

(5)
Includes 10,000 shares issuable pursuant to options which are presently exercisable or which become exercisable within 60 days of the date of this Proxy Statement, 800 shares held of record and 4,861 shares held in the executive's 401(k) account.

(6)
Includes 190,000 shares issuable pursuant to options which are presently exercisable or which become exercisable within 60 days of the date of this Proxy Statement and 4,365 shares held in the executive's 401(k) account.

(7)
All shares shown are issuable pursuant to exercise of stock options which are presently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

(8)
All shares shown are held of record.

STOCK PERFORMANCE GRAPH

Stock Performance Graph

        The following graph compares the yearly cumulative total returns from USANA's common stock, the Total Return Index for the NASDAQ Stock Market, and ten companies selected in good faith by USANA from its industry (the "Peer Group"). Each of the companies included in the Peer Group markets or manufactures products similar to USANA's products or markets its products through a similar marketing channel. The Peer Group comprises the following companies: NBTY, Inc. (NASDAQ: NBTY), Nature's Sunshine Products, Inc. (NASDAQ: NATR), Avon Products, Inc. (NYSE: AVP), Herbalife International, Inc. (NASDAQ: HERBA), Natural Alternatives International, Inc. (NASDAQ: NAII), Perrigo Company (NASDAQ: PRGO), Reliv International, Inc. (NASDAQ: RELV), Hain Celestial Group (NASDAQ: HAIN), Lifeway Foods, Inc. (NASDAQ: LWAY) and Chattem, Inc. (NASDAQ: CHTT).

        USANA's shares commenced trading in May 1993. The graph assumes an investment on December 30, 1996 of $100 and reinvestment of all dividends into additional shares of the same class of equity, if applicable to the stock or index.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        USANA's President, CEO and Chairman of the Board, Myron W. Wentz, is the sole beneficial owner of the single largest shareholder, Gull Holdings, Ltd. Dr. Wentz has devoted much of his personal time, expertise and resources to a number of business and professional activities outside of USANA.

        The most significant of these is the ownership and operation of Sanoviv. Dr. Wentz describes Sanoviv as a unique, fully integrated health and wellness center. Sanoviv is located near Rosarito, Mexico, and is owned in equal shares by Dr. Wentz and his son, David A. Wentz, an executive officer and director of USANA. Dr. Wentz is sole administrator of Sanoviv. USANA has periodically advanced funds to pay expenses incurred by Dr. Wentz for Sanoviv and has provided certain services for Sanoviv. These expenses and the value of the services rendered by USANA totaled approximately $87,000 in 2001 and were billed to and reimbursed by Sanoviv. As of December 29, 2001, there were no outstanding amounts due to USANA from Sanoviv or Dr. Wentz. USANA has no commitment or obligation to continue to provide additional funding or support to Sanoviv.

        During 2001, Gull Holdings, Ltd. purchased 92,400 common shares of USANA in the open market, bringing its ownership of USANA to 49.5% as of December 29, 2001.

        In March 2002, USANA entered into an agreement with Gull Holdings and a wholly owned subsidiary of Gull Holdings for the purchase of assets of USANA. The agreement was terminated in April 2002 and the proposed transaction will not be pursued.

        Denis E. Waitley, Ph.D., a director of USANA, has served as a consultant to and spokesperson for USANA since September 1996. During 2001 USANA paid consulting fees and royalties totaling $158,000 to Dr. Waitley. The consulting contract between USANA and Dr. Waitley pays him $150,000 per year and expires in September 2003.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

        The accompanying proxy is being solicited on behalf of the Board of Directors. In addition to the solicitation of proxies by mail, certain of the officers and employees of USANA, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by USANA to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by USANA as of the date hereof. USANA will also request brokers, banks, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by USANA.

ANNUAL REPORT

        A copy of USANA's Annual Report on Form 10-K/A, as amended and as filed with the Securities and Exchange Commission, is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

        Additional copies of USANA's Annual Report on Form 10-K/A for the year ended December 29, 2001 (including financial statements and financial statements schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to USANA, Attention: Investor Relations, 3838 West Parkway Blvd., Salt Lake City, Utah 84120-6336. The reports and other filings of USANA, including this Proxy Statement, also may be obtained from the SEC's on-line database, located at www.sec.gov.

USANA HEALTH SCIENCES, INC.

2002 USANA HEALTH SCIENCES, INC. STOCK PLAN

        1.    PURPOSES OF THE PLAN.    The purposes of this 2002 USANA Health Sciences, Inc. Stock Plan are:

  •
  To attract and retain the best available personnel for positions of substantial responsibility,

  •
  To provide additional incentive to Employees, Directors and Consultants, and

  •
  To promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant.

        2.    DEFINITIONS.    As used herein, the following definitions shall apply:

  (a)
  "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

  (b)
  "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

  (c)
  "BOARD" means the Board of Directors of the Company.

  (d)
  "CAUSE" shall have the meaning as set forth in Section 12(d)(ii) of the Plan.

  (e)
  "CHANGE OF CONTROL" shall have the meaning as set forth in Section 12(d)(i) of the Plan.

  (f)
  "CODE" means the Internal Revenue Code of 1986, as amended.

  (g)
  "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

  (h)
  "COMMON STOCK" means the common stock of the Company.

  (i)
  "COMPANY" means USANA HEALTH SCIENCES, INC., a Utah corporation.

  (j)
  "CONSULTANT" means any person (other than an Employee, Officer or Director), including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

  (k)
  "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the absence of any interruption or termination of the employment or consulting relationship by the Company or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent or Subsidiaries or its successor. If reemployment upon expiration of a leave of absence in excess of ninety (90) days is not guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

  (l)
  "DIRECTOR" means a member of the Board.

  (m)
  "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

  (n)
  "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

  (o)
  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

  (p)
  "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

  (i)
  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the average closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the five market trading days prior to the date of grant, as reported in a source as the Administrator deems reliable;

  (ii)
  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the average of the mean between the high bid and low asked prices for the Common Stock on the last five market trading days prior to the date of grant, as reported in a source as the Administrator deems reliable; or

  (iii)
  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

  (iv)
  In no event shall the Fair Market Value be less than the par value of the Common Stock. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of Non-qualified Options, the Fair Market Value of the Common Stock may be so discounted at the election of the Administrator.

  (q)
  "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (r)
  "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

  (s)
  "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

  (t)
  "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (u)
  "OPTION" means a stock option granted pursuant to the Plan.

  (v)
  "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

  (w)
  "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

  (x)
  "OPTIONED STOCK" means the Common Stock subject to an Option.

  (y)
  "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

  (z)
  "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (aa)
  "PARTICIPANT" means an individual receiving an award under this Plan.

  (bb)
  "PLAN" means this USANA Health Sciences, Inc. 2002 Stock Plan.

  (cc)
  "RETIREMENT" means the occurrence of a Participant's termination of service after completing at least five years of service and attaining age 60.

  (dd)
  "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

  (ee)
  "SECTION 16(b) "means Section 16(b) of the Exchange Act.

  (ff)
  "SERVICE PROVIDER" means an Employee, Director or Consultant.

  (gg)
  "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

  (hh)
  "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    STOCK SUBJECT TO THE PLAN.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.    ADMINISTRATION OF THE PLAN.

  (a)
  Procedure.

  (i)
  Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

  (ii)
  Section 162(M).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

  (iii)
  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

  (iv)
  Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

  (b)
  Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

  (i)
  To determine the Fair Market Value;

  (ii)
  To select the Service Providers to whom Options may be granted hereunder;

  (iii)
  To determine the number of shares of Common Stock to be covered by each Option granted hereunder;

  (iv)
  To approve forms of agreement for use under the Plan;

  (v)
  To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

  (vi)
  To reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

  (vii)
  To institute an Option Exchange Program;

  (viii)
  To construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

  (ix)
  To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

  (x)
  To modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

  (xi)
  To allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

  (xii)
  To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

  (xiii)
  To make all other determinations deemed necessary or advisable for administering the Plan.

  (c)
  Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5.    ELIGIBILITY.    Nonqualified Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    LIMITATIONS.

  (a)
  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

  (b)
  Neither the Plan nor any Option shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

        7.    TERM OF PLAN.    The Plan shall become effective upon its adoption by the Board, but shall be subject to the approval of the shareholders as provided in Section 18. To the extent Incentive Stock Options are granted under the Plan prior to its approval by the shareholders, they shall be contingent on approval of the Plan by the shareholders. The Plan shall continue as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the later of the date the Plan is adopted or the date the Plan is approved by the shareholders.

        8.    TERM OF OPTIONS.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall not exceed ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall not exceed five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    OPTION EXERCISE PRICE AND CONSIDERATION.

  (a)
  Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

  (i)
  In the case of an Incentive Stock Option

  (A)
  Granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

  (B)
  Granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

  (ii)
  In the case of a Nonqualified Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonqualified Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

  (iii)
  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

  (b)
  Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

  (c)
  Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

  (i)
  Cash;

  (ii)
  Check;

  (iii)
  Promissory note;

  (iv)
  Other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

  (v)
  Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

  (vi)
  A reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

  (vii)
  Any combination of the foregoing methods of payment; or

  (viii)
  Such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    EXERCISE OF OPTION.

  (a)
  Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b)
  Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's Retirement, death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan, unless otherwise provided for in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (c)
  Disability or Retirement of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability or Retirement, the Optionee may exercise his or her Option within three years of the date of termination of employment to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Option more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) 12 months after the date of termination of employment due to retirement.

  (d)
  Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within three years of the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  (e)
  Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the

  Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11.    NON-TRANSFERABILITY OF OPTIONS.    Unless determined otherwise by the Administrator and stated in the Option Agreement, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option Agreement shall contain such additional terms and conditions, as the Administrator deems appropriate.

        12.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

  (a)
  Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." The Board, whose determination, shall make such adjustment in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

  (b)
  Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

  (c)
  Change of Control.    Subject to the provisions of Sections 12(a) or (b) above, and except as otherwise provided in the Plan or in the Option Agreement reflecting the applicable Participant's award:

  (i)
  Upon the occurrence of, and prior to, a Change of Control of the Company, as defined in Section 12(d), the Administrator who was acting as such prior to the Change in Control, in its discretion, may provide that the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

  (ii)
  Notwithstanding the provisions of Section 12(c)(i), an Optionee whose term as a Service Provider is Involuntarily Terminated (as defined in Section 12(d)) at any time within twelve (12) months of the effective date of a Change in Control, shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

  (iii)
  Notwithstanding the foregoing, (unless Optionee is party to a duly authorized written agreement with the Company providing otherwise) this Plan does not constitute a contract of employment or impose on the Company any obligation to retain the Optionee, or to change the Company's policies regarding termination of employment or other provision of services. The employment of Optionees who are Employees is and shall continue to be at-will, as defined under applicable law, and may be terminated at any time, with or without cause.

  (d)
  Definitions of Certain Terms.

  (i)
  Change of Control.    For purposes of the Plan, a "Change of Control" means the occurrence of any of the following:

  (A)
  When any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act (other than USANA Health Sciences, Gull Holdings, Ltd., Dave Wentz, the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

  (B)
  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (I) are directors of the Company as of the date hereof, or (II) are appointed elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such appointment election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

  (C)
  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

  (D)
  A tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company. In the case of a tender offer described in this paragraph (D), the Change of Control will be deemed to have occurred upon the first to occur of (1) any time during the offer when the person (using the definition in (A) above) making the offer owns or has accepted for payment stock of the Company with twenty-five percent (25%) or more of the total voting power of the Company's outstanding stock or (2) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with fifty percent (50%) or more of the total voting power of the Company's outstanding stock when the offer terminates.

  (E)
  The consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

  (ii)
  Cause.    For purposes of this Plan, "Cause" shall mean (A) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as a service provider to the Company and intended to result in substantial personal enrichment of the Optionee, (B) the Optionee's conviction of a felony, or (C) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company, or (D) continued substantial violations by the Optionee of the Optionee's duties to the Company which are demonstrably willful and deliberate on the Optionee's part after there has been delivered to the Optionee a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that the Optionee has committed continued substantial violations of his or her duties.

  (iii)
  Involuntary Termination.    For purposes of Section 12(c)(ii) of this Plan, "Involuntary Termination" shall mean any termination or cessation of Optionee acting as a Service Provider by reason of the discharge, firing or other affirmative act or request by the Company or its successor-in-interest, other than an involuntary termination "for cause," as defined in this Plan. Involuntary Termination does not include retirement, resignation, or expiration of the elected or agreed-upon term of service of the Service Provider, nor does it include the assignment or transfer of Service Provider's employment from the Company to the Company's successor-in-interest, in the case of a merger or asset sale which otherwise constitutes a Change in Control.

  (e)
  Golden Parachute Excise Tax Vesting Acceleration Limitation.    Notwithstanding any other provision of this Plan, in the event that the vesting acceleration provided for in this Plan or amounts or benefits otherwise payable to an Optionee (i) constitute "parachute payments" within the meaning of Section 280G of the Code, and (ii) but for this Section, would be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Optionee's accelerated vesting hereunder shall be either

  (i)
  Made in full, or

  (ii)
  Made as to such lesser extent as would result in no portion of such acceleration, amounts or benefits being subject to the Excise Tax,

      whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Optionee on an after-tax basis, of the greatest amount of severance benefits, notwithstanding that all or some portion of such severance benefits may be taxable under Section 4999 of the Code. Unless the Company and the Optionee otherwise agree in writing, any determination required under this Section shall be made in writing in good faith by the accounting firm serving as the Company's independent public accountants immediately prior to the Change of Control (the "Accountants"). In the event of a reduction in benefits hereunder, the Optionee shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this Section, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Optionee shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

        13.    DATE OF GRANT.    The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14.    AMENDMENT AND TERMINATION OF THE PLAN.

  (a)
  Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

  (b)
  Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

  (c)
  Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        15.    CONDITIONS UPON ISSUANCE OF SHARES.

  (a)
  Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance, not limited to but including tax regulations and SEC regulations such as insider trading restrictions.

  (b)
  Investment Representations.    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        16.    INABILITY TO OBTAIN AUTHORITY.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17.    RESERVATION OF SHARES.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18.    SHAREHOLDER APPROVAL.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to USANA Health Sciences, Inc. c/o ADP, 51 ADP, 51 Mercedes Way, Edgewood, NY 11717

C/O AMERICAN STOCK TRANSFER & TRUST
ATTN: CARL PINTO
40 WALL STREET
NEW YORK, NY 10005

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY.

USANA HEALTH SCIENCES, INC.

The Board of Directors recommends a Vote "FOR" Items 1, 2 and 3.

1.
To elect six directors to serve as members of USANA's Board of Directors until the next annual meeting and until their respective successors have been elected and qualified. The nominees are:

Robert Anciaux	Jerry G. McClain	Ronald S. Poelman	Denis E. Waitley, Ph.D.
David A. Wentz	Myron W. Wentz, Ph.D.
FOR ALL	WITHHOLD AS TO ALL	FOR ALL EXCEPT
/ /	/ /	/ /
2.
To ratify the Board of Directors' selection of Grant Thornton LLP as USANA's independent public accountants.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /
3.
To consider and approve adoption of the USANA 2002 Stock Option Plan.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /
4.
To transact any other business as may properly come before the meeting or at any postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN. PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature (please sign within box)	Date	Signature (Joint Owners)	Date

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shareholder executing and delivering this Proxy as directed above appoints Myron W. Wentz, Ph.D. and Gilbert A. Fuller and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of the Company held of record by the undersigned as of May 20, 2002, at the Annual Meeting of Shareholders of USANA Health Sciences, Inc., to be held at the Corporate Headquarters, 3838 West Parkway Blvd., Salt Lake City, Utah 84120, on Monday, July 15, 2002, at 11:00 a.m., Mountain Daylight Time or at any adjournment thereof.